Exhibit 99.3

SUMMARY OF NET INCOME (LOSS) BY SEGMENT

	Millions of Dollars
			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) from Continuing Operations
U.S. E&P	1,181	1,300	995	872	4,348	916	1,055	1,225	1,052	4,248
International E&P	1,372	2,004	909	1,215	5,500	1,413	(3,459)	857	1,556	367
Total E&P	2,553	3,304	1,904	2,087	9,848	2,329	(2,404)	2,082	2,608	4,615

Midstream	110	108	169	89	476	85	102	104	162	453

U.S. R&M	297	1,433	1,444	741	3,915	896	1,879	873	967	4,615
International R&M	93	275	20	178	566	240	479	434	155	1,308
Total R&M	390	1,708	1,464	919	4,481	1,136	2,358	1,307	1,122	5,923

LUKOIL Investment	249	387	487	302	1,425	256	526	387	649	1,818

Chemicals	149	103	142	98	492	82	68	110	99	359

Emerging Businesses	8	(12)	11	8	15	(1)	(12)	3	2	(8)

Corporate and Other	(168)	(412)	(301)	(306)	(1,187)	(341)	(337)	(320)	(271)	(1,269)

Consolidated	3,291	5,186	3,876	3,197	15,550	3,546	301	3,673	4,371	11,891

Cumulative Effect of Accounting Changes
U.S. E&P	-	-	-	-	-	-	-	-	-	-
International E&P	-	-	-	-	-	-	-	-	-	-
Total E&P	-	-	-	-	-	-	-	-	-	-

Midstream	-	-	-	-	-	-	-	-	-	-

U.S. R&M	-	-	-	-	-	-	-	-	-	-
International R&M	-	-	-	-	-	-	-	-	-	-
Total R&M	-	-	-	-	-	-	-	-	-	-

LUKOIL Investment	-	-	-	-	-	-	-	-	-	-

Chemicals	-	-	-	-	-	-	-	-	-	-

Emerging Businesses	-	-	-	-	-	-	-	-	-	-

Corporate and Other	-	-	-	-	-	-	-	-	-	-

Consolidated	-	-	-	-	-	-	-	-	-	-

Income (Loss) from Discontinued Operations
Corporate and Other	-	-	-	-	-	-	-	-	-	-

Net Income (Loss)
U.S. E&P	1,181	1,300	995	872	4,348	916	1,055	1,225	1,052	4,248
International E&P	1,372	2,004	909	1,215	5,500	1,413	(3,459)	857	1,556	367
Total E&P	2,553	3,304	1,904	2,087	9,848	2,329	(2,404)	2,082	2,608	4,615

Midstream	110	108	169	89	476	85	102	104	162	453

U.S. R&M	297	1,433	1,444	741	3,915	896	1,879	873	967	4,615
International R&M	93	275	20	178	566	240	479	434	155	1,308
Total R&M	390	1,708	1,464	919	4,481	1,136	2,358	1,307	1,122	5,923

LUKOIL Investment	249	387	487	302	1,425	256	526	387	649	1,818

Chemicals	149	103	142	98	492	82	68	110	99	359

Emerging Businesses	8	(12)	11	8	15	(1)	(12)	3	2	(8)

Corporate and Other	(168)	(412)	(301)	(306)	(1,187)	(341)	(337)	(320)	(271)	(1,269)

Consolidated	3,291	5,186	3,876	3,197	15,550	3,546	301	3,673	4,371	11,891

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

	Millions of Dollars
			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income from Continuing Operations Before Income Taxes
U.S. E&P	1,853	2,062	1,598	1,380	6,893	1,425	1,627	1,867	1,560	6,479
International E&P	2,862	3,814	3,460	2,948	13,084	2,894	(1,976)	2,357	3,464	6,739
Total E&P	4,715	5,876	5,058	4,328	19,977	4,319	(349)	4,224	5,024	13,218

Midstream	173	187	214	150	724	132	156	157	245	690

U.S. R&M	512	2,260	2,282	1,195	6,249	1,400	2,891	1,369	1,526	7,186
International R&M	112	343	107	222	784	218	633	403	167	1,421
Total R&M	624	2,603	2,389	1,417	7,033	1,618	3,524	1,772	1,693	8,607

LUKOIL Investment	257	398	496	311	1,462	262	542	396	663	1,863

Chemicals	209	134	191	128	662	107	80	140	20	347

Emerging Businesses	9	(20)	14	11	14	(3)	(20)	(17)	(2)	(42)

Corporate and Other	(190)	(496)	(425)	(428)	(1,539)	(369)	(415)	(308)	(319)	(1,411)

Consolidated	5,797	8,682	7,937	5,917	28,333	6,066	3,518	6,364	7,324	23,272

Income from Continuing Operations Effective Tax Rates
U.S. E&P	36.3%	37.0%	37.7%	36.8%	36.9%	35.7%	35.2%	34.4%	32.6%	34.4%
International E&P	52.1%	47.5%	73.7%	58.8%	58.0%	51.2%	-	63.6%	55.1%	94.6%
Total E&P	45.9%	43.8%	62.4%	51.8%	50.7%	46.1%	-	50.7%	48.1%	65.1%

Midstream	36.4%	42.2%	21.0%	40.7%	34.3%	35.6%	34.6%	33.8%	33.9%	34.3%

U.S. R&M	42.0%	36.6%	36.7%	38.0%	37.3%	36.0%	35.0%	36.2%	36.6%	35.8%
International R&M	17.0%	19.8%	81.3%	19.8%	27.8%	-10.1%	24.3%	-7.7%	7.2%	8.0%
Total R&M	37.5%	34.4%	38.7%	35.1%	36.3%	29.8%	33.1%	26.2%	33.7%	31.2%

LUKOIL Investment	3.1%	2.8%	1.8%	2.9%	2.5%	2.3%	3.0%	2.3%	2.1%	2.4%

Chemicals	28.7%	23.1%	25.7%	23.4%	25.7%	23.4%	15.0%	21.4%	-	-3.5%

Emerging Businesses	11.1%	40.0%	21.4%	27.3%	-7.1%	66.7%	40.0%	-	-	81.0%

Corporate and Other	11.6%	16.9%	29.2%	28.5%	22.9%	7.6%	18.8%	-3.9%	15.0%	10.1%

Consolidated	43.2%	40.3%	51.2%	46.0%	45.1%	41.5%	91.4%	42.3%	40.3%	48.9%

CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

	Millions of Dollars
			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
U.S. E&P
Gain (loss) on asset sales	-	15	-	33	48	36	11	-	25	72
FERC Rulings	-	-	-	-	-	-	-	94	-	94
Impairments	-	(26)	-	(10)	(36)	-	-	-	(45)	(45)
Insurance premium adjustments	(2)	-	(5)	(4)	(11)	-	-	-	-	-
Pending claims and settlements	-	-	18	-	18	-	-	-	-	-
Business interruption insurance claims recovery	-	-	15	-	15	-	-	-	13	13
Enacted tax legislation	-	2	-	-	2	-	-	-	-	-
Total	(2)	(9)	28	19	36	36	11	94	(7)	134

International E&P
Gain (loss) on asset sales	-	25	-	-	25	407	(82)	164	147	636
Insurance premium adjustments	(10)	-	(10)	(8)	(28)	-	-	-	-	-
International tax law changes	-	401	(270)	(31)	100	38	-	-	171	209
Impairment - expropriated assets	-	-	-	-	-	-	(4,512)	-	-	(4,512)
Impairments	-	-	(4)	(104)	(108)	(88)	(33)	(32)	(75)	(228)
Business interruption insurance claims recovery	-	-	11	3	14	-	-	-	-	-
Pending claims and settlements	-	-	-	25	25	-	-	-	28	28
Total	(10)	426	(273)	(115)	28	357	(4,627)	132	271	(3,867)

Total E&P	(12)	417	(245)	(96)	64	393	(4,616)	226	264	(3,733)

Midstream
Business interruption insurance claims recovery	-	-	-	5	5	-	-	-	-	-
DCP Midstream's sale of TEPPCO general ptnr	-	-	30	-	30	-	-	-	-	-
Enacted tax legislation	-	(6)	-	-	(6)	-	-	-	-	-
Total	-	(6)	30	5	29	-	-	-	-	-

U.S. R&M
Gain (loss) on asset sales	-	-	-	-	-	-	-	2	14	16
Impairments	-	-	(35)	(192)	(227)	(13)	-	3	(2)	(12)
Enacted tax legislation	-	34	-	-	34	-	-	-	-	-
Insurance premium adjustments	(6)	-	(7)	(6)	(19)	-	-	-	-	-
Business interruption insurance claims recovery	-	-	111	-	111	-	-	-	10	10
Total	(6)	34	69	(198)	(101)	(13)	-	5	22	14

International R&M
Gain (loss) on asset sales	-	-	-	-	-	-	163	158	2	323
Impairments	-	-	(214)	-	(214)	148	(5)	(30)	11	124
Germany tax rate change	-	-	-	-	-	-	-	141	-	141
Insurance premium adjustments	(1)	-	(1)	(1)	(3)	-	-	-	-	-
Total	(1)	-	(215)	(1)	(217)	148	158	269	13	588

Total R&M	(7)	34	(146)	(199)	(318)	135	158	275	35	603

LUKOIL Investment
Ownership interest adjustment	-	-	23	-	23	-	-	-	-	-
Total	-	-	23	-	23	-	-	-	-	-

Chemicals
Business interruption insurance claims recovery	-	-	7	13	20	-	-	-	-	-
Asset retirements recorded by CPChem	-	-	-	(16)	(16)	-	(21)	-	-	(21)
Tax benefit on capital loss	-	-	-	-	-	-	-	-	65	65
Enacted tax legislation	-	(5)	-	-	(5)	-	-	-	-	-
Total	-	(5)	7	(3)	(1)	-	(21)	-	65	44

Emerging Businesses
Property write-down	-	(14)	-	-	(14)	-	-	-	-	-
Total	-	(14)	-	-	(14)	-	-	-	-	-

Corporate and Other
Acquisition-related expenses	(5)	(39)	(32)	(22)	(98)	(13)	(16)	(11)	(4)	(44)
FERC Rulings	-	-	-	-	-	-	-	(14)	-	(14)
Premium on early debt retirement	-	-	-	-	-	(14)	-	-	-	(14)
Pending claims and settlements	(15)	-	-	-	(15)	-	-	-	-	-
Canada tax law change	-	(10)	-	-	(10)	-	-	-	15	15
Total	(20)	(49)	(32)	(22)	(123)	(27)	(16)	(25)	11	(57)

Total Company	(39)	377	(363)	(315)	(340)	501	(4,495)	475	375	(3,143)

CASH FLOW INFORMATION

	Millions of Dollars
			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Flows from Operating Activities
Net income	3,291	5,186	3,876	3,197	15,550	3,546	301	3,673	4,371	11,891
DD&A and impairments	1,180	2,015	2,404	2,368	7,967	2,023	2,114	2,240	2,363	8,740
Impairment - expropriated assets	-	-	-	-	-	-	4,588	-	-	4,588
Dry hole costs and leasehold impairments	38	47	56	210	351	148	133	74	108	463
Accretion on discounted liabilities	60	73	74	74	281	79	81	81	100	341
Deferred income taxes	168	(390)	495	(10)	263	77	103	(125)	(212)	(157)
Undistributed equity earnings	(67)	(687)	(253)	62	(945)	(557)	(678)	(237)	(351)	(1,823)
Net gain on asset dispositions	(3)	(53)	(8)	(52)	(116)	(499)	(428)	(389)	(32)	(1,348)
Other	(203)	189	(282)	95	(201)	(94)	182	(60)	77	105
Net working capital changes	336	(1,536)	(127)	(307)	(1,634)	2,150	(1,630)	734	496	1,750
Net Cash Provided by
Operating Activities	4,800	4,844	6,235	5,637	21,516	6,873	4,766	5,991	6,920	24,550

Cash Flows from Investing Activities
Capital expenditures and investments*:
E&P	(2,206)	(2,172)	(2,454)	(2,681)	(9,513)	(2,570)	(2,148)	(2,177)	(3,040)	(9,935)
Midstream	(1)	(1)	-	(2)	(4)	-	(2)	-	(3)	(5)
R&M	(1,635)	(475)	(374)	(532)	(3,016)	(205)	(271)	(276)	(634)	(1,386)
LUKOIL Investment	(612)	(648)	(702)	(753)	(2,715)	-	-	-	-	-
Chemicals	-	-	-	-	-	-	-	-	-	-
Emerging Businesses	(12)	(28)	(6)	(37)	(83)	(31)	(34)	(62)	(130)	(257)
Corporate and Other	(48)	(78)	(61)	(78)	(265)	(41)	(45)	(45)	(77)	(208)
Total capital expend. & investments	(4,514)	(3,402)	(3,597)	(4,083)	(15,596)	(2,847)	(2,500)	(2,560)	(3,884)	(11,791)
Acquisition of Burlington Resources Inc.*	(14,190)	(94)	(1)	-	(14,285)	-	-	-	-	-
Proceeds from asset dispositions	5	68	173	299	545	1,343	872	842	515	3,572
Long-term advances to/collections from
affiliates and other investments	(115)	(151)	(251)	(140)	(657)	(144)	(97)	(118)	16	(343)
Net Cash Used for Investing Activities	(18,814)	(3,579)	(3,676)	(3,924)	(29,993)	(1,648)	(1,725)	(1,836)	(3,353)	(8,562)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	15,324	(2,756)	(1,630)	(706)	10,232	(3,491)	(865)	(961)	(202)	(5,519)
Issuance of stock	40	64	41	75	220	40	141	70	34	285
Repurchase of stock	-	(425)	(250)	(250)	(925)	(1,000)	(1,000)	(2,501)	(2,500)	(7,001)
Dividends	(496)	(595)	(593)	(593)	(2,277)	(674)	(668)	(667)	(652)	(2,661)
Other	(27)	(20)	(76)	(62)	(185)	(49)	(104)	(136)	(155)	(444)
Net Cash Provided by (Used for)
Financing Activities	14,841	(3,732)	(2,508)	(1,536)	7,065	(5,174)	(2,496)	(4,195)	(3,475)	(15,340)

Effect of Exchange Rate Changes	(33)	113	(9)	(56)	15	(8)	6	8	(15)	(9)

Net Change in Cash
and Cash Equivalents	794	(2,354)	42	121	(1,397)	43	551	(32)	77	639
Cash and cash equivalents
at beginning of period	2,214	3,008	654	696	2,214	817	860	1,411	1,379	817
Cash and Cash Equivalents
at End of Period	3,008	654	696	817	817	860	1,411	1,379	1,456	1,456
* Net of cash acquired.

TOTAL E&P

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

E&P Net Income (Loss) ($ Millions)	2,553	3,304	1,904	2,087	9,848	2,329	(2,404)	2,082	2,608	4,615

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	1,610	2,134	2,036	2,047	1,957	2,020	1,910	1,759	1,835	1,880
E&P segment plus LUKOIL Investment segment:	1,932	2,537	2,472	2,485	2,358	2,465	2,383	2,191	2,261	2,324

Crude Oil and Condensate (MB/D)
Consolidated	777	924	865	859	856	840	760	730	752	770
Equity affiliates	126	121	104	113	116	120	128	44	43	84
Total	903	1,045	969	972	972	960	888	774	795	854
Sales of crude oil produced (MB/D)	913	1,040	953	988	973	949	876	803	792	854

Natural Gas Liquids (MB/D)	97	152	146	150	136	150	145	139	187	155

Natural Gas (MMCF/D)
Consolidated	3,554	5,498	5,379	5,387	4,961	5,313	5,124	4,916	4,981	5,082
Equity affiliates	11	10	8	7	9	9	9	-	-	5
Total	3,565	5,508	5,387	5,394	4,970	5,322	5,133	4,916	4,981	5,087

Canadian Syncrude (MB/D)	16	19	23	26	21	23	21	27	23	23

Industry Prices (Platt's)
Crude Oil ($/bbl)
WTI spot	63.28	70.40	70.38	59.94	66.00	57.99	64.89	75.48	90.66	72.25
Brent dated	61.75	69.62	69.49	59.68	65.14	57.76	68.76	74.87	88.69	72.52
Natural Gas ($/mmbtu)
Henry Hub -- First of Month	9.01	6.80	6.58	6.56	7.24	6.77	7.55	6.16	6.97	6.86

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated	58.97	65.89	67.37	56.87	62.39	55.17	64.55	73.01	86.28	69.47
Equity affiliates	43.38	52.28	46.98	41.79	46.01	40.02	47.74	44.60	52.45	45.31
Total	56.63	64.34	65.04	55.10	60.37	53.38	61.97	71.34	84.53	67.11

Natural Gas Liquids ($/bbl)	43.13	41.75	43.62	38.23	41.50	38.56	44.80	48.09	54.82	47.13

Natural Gas ($/mcf)
Consolidated	7.26	5.86	5.92	6.13	6.20	6.36	6.45	5.56	6.66	6.26
Equity affiliates	0.23	0.36	0.32	0.32	0.30	0.29	0.30	-	-	0.30
Total	7.24	5.85	5.91	6.12	6.19	6.35	6.44	5.56	6.66	6.26

Exploration Charges ($ Millions)
Dry Holes	19	15	18	142	194	62	74	23	50	209
Lease Impairments	19	33	37	68	157	86	59	51	58	254
Total Non-Cash Charges	38	48	55	210	351	148	133	74	108	463
Other (G&G and Lease Rentals)	74	86	142	181	483	114	126	144	160	544
Total Exploration Charges	112	134	197	391	834	262	259	218	268	1,007

Depreciation, Depletion and
Amortization (DD&A) ($ Millions)	910	1,659	1,860	1,703	6,132	1,802	1,790	1,828	1,971	7,391

U.S. E&P

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

U.S. E&P Net Income ($ Millions)	1,181	1,300	995	872	4,348	916	1,055	1,225	1,052	4,248

Alaska ($ Millions)	692	760	425	470	2,347	507	535	765	448	2,255
Lower 48 ($ Millions)	489	540	570	402	2,001	409	520	460	604	1,993

Production
Total U.S. (MBOE/D)	636	894	846	856	808	855	848	821	847	843

Crude Oil and Condensate (MB/D)
Alaska	283	279	234	257	263	276	267	241	257	261
Lower 48	64	120	119	113	104	104	105	103	98	102
Total	347	399	353	370	367	380	372	344	355	363
Sales of crude oil produced (MB/D)	363	398	355	371	371	372	370	380	340	365

Natural Gas Liquids (MB/D)*
Alaska	22	20	11	17	17	22	18	15	19	19
Lower 48**	29	70	75	72	62	68	71	73	106	79
Total	51	90	86	89	79	90	89	88	125	98
*Includes reinjection volumes sold lease-to-lease:	14	14	7	9	11	16	15	11	13	14

Natural Gas (MMCF/D)
Alaska	163	163	123	131	145	122	100	116	102	110
Lower 48	1,264	2,265	2,320	2,250	2,028	2,190	2,219	2,219	2,101	2,182
Total	1,427	2,428	2,443	2,381	2,173	2,312	2,319	2,335	2,203	2,292

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Alaska
North Slope	52.92	59.89	62.85	51.11	56.47	48.83	56.31	66.54	81.17	62.91
West Coast	58.87	66.02	69.66	57.00	62.66	55.50	63.26	73.57	87.88	69.75
Lower 48	52.21	59.63	62.45	51.26	57.04	49.32	58.50	67.77	78.98	63.49
Total U.S.	57.70	64.09	67.25	55.26	61.09	53.78	61.91	72.00	85.31	68.00

Natural Gas Liquids ($/bbl)
Alaska	58.88	65.25	67.12	57.03	61.06	55.27	63.52	73.40	88.12	71.85
Lower 48***	38.20	38.29	41.34	34.51	38.10	36.46	43.29	46.37	48.88	44.43
Total U.S.	43.00	40.45	42.68	36.74	40.35	37.86	44.17	47.73	51.23	46.00

Natural Gas ($/mcf)
Alaska	3.58	3.42	3.36	4.05	3.59	4.19	4.04	2.15	4.12	3.68
Lower 48	7.50	5.81	6.00	5.85	6.14	6.21	6.51	5.38	5.88	5.99
Total U.S.	7.42	5.78	5.98	5.84	6.11	6.19	6.49	5.36	5.86	5.98

Kenai, Alaska LNG Sales
Volume (MMCF/D)	128	126	110	88	113	104	72	88	78	85
Sales price per MCF	6.45	5.16	6.16	6.33	6.00	5.83	5.86	6.01	7.28	6.21

U.S. Exploration Charges ($ Millions)
Dry Holes	8	3	8	67	86	13	36	19	14	82
Lease Impairments	8	15	13	46	82	43	43	43	40	169
Total Non-Cash Charges	16	18	21	113	168	56	79	62	54	251
Other (G&G and Lease Rentals)	14	1	66	55	136	26	40	57	50	173
Total U.S. Exploration Charges	30	19	87	168	304	82	119	119	104	424
Alaska Only	18	(7)	50	21	82	17	32	31	26	106

DD&A ($ Millions)
Alaska	132	135	137	151	555	168	167	165	167	667
Lower 48	251	634	784	623	2,292	618	661	667	642	2,588
Total U.S.	383	769	921	774	2,847	786	828	832	809	3,255

**Fourth quarter of 2007 includes 22 MBD related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were 5, 8, and 9 MBD, respectively. Fourth-quarter 2007 NGL production in L48 was 84 MBD excluding the adjustments.

***Fourth quarter of 2007 includes $6.36/bbl related to out-of-period adjustments for the first three quarters in 2007. The amounts attributable to Q1, Q2, and Q3 2007 were $1.64/bbl, $2.23/bbl, and $2.49/bbl, respectively. Fourth-quarter 2007 NGL realized price in L48 was $55.24/bbl excluding the adjustments.

INTERNATIONAL E&P

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
International E&P
Net Income (Loss) ($ Millions)	1,372	2,004	909	1,215	5,500	1,413	(3,459)	857	1,556	367

Production
Total, Including Equity Affiliates
and Canadian Syncrude (MBOE/D)	974	1,240	1,190	1,191	1,149	1,165	1,062	938	988	1,037

Crude Oil and Condensate (MB/D)
Consolidated
Norway	188	192	190	185	189	179	145	166	158	162
United Kingdom	62	57	50	56	56	55	48	37	50	48
Canada	22	27	26	27	25	21	19	17	21	19
China	25	34	36	36	33	38	32	29	25	31
Indonesia	14	14	11	10	12	13	13	11	11	12
Vietnam	31	22	24	23	25	23	22	22	22	22
Timor Sea	39	39	40	27	36	24	26	21	19	22
Libya	-	74	71	56	50	45	47	48	47	47
Other	49	66	64	69	63	62	36	35	44	44
Equity affiliates
Canada	-	-	-	-	-	23	28	29	27	27
Russia	16	15	15	14	15	15	15	15	16	15
Venezuela	110	106	89	99	101	82	85	-	-	42
Total	556	646	616	602	605	580	516	430	440	491
Sales of crude oil produced (MB/D)	550	642	598	617	602	577	506	423	452	489

Natural Gas Liquids (MB/D)
Norway	11	8	9	8	9	8	5	7	12	8
United Kingdom	4	4	2	6	4	6	6	4	8	6
Canada	9	30	28	31	25	31	28	26	25	27
Timor Sea	20	20	20	15	18	12	14	11	12	12
Other	2	-	1	1	1	3	3	3	5	4
Total	46	62	60	61	57	60	56	51	62	57

Natural Gas (MMCF/D)
Consolidated
Norway	269	260	260	291	270	247	202	226	270	236
United Kingdom	851	796	665	734	761	785	668	519	723	673
Canada	424	1,204	1,154	1,140	983	1,152	1,133	1,069	1,073	1,106
China	-	10	8	9	7	11	12	13	8	11
Timor Sea	144	251	300	243	235	243	250	194	207	223
Indonesia	294	323	342	315	319	331	329	349	310	330
Vietnam	24	19	20	20	21	15	12	19	14	15
Libya	-	-	-	17	4	5	9	9	9	8
Other	121	207	187	237	188	212	190	183	164	188
Equity affiliates
Canada	-	-	-	-	-	-	-	-	-	-
Russia	-	-	-	-	-	-	-	-	-	-
Venezuela	11	10	8	7	9	9	9	-	-	5
Total	2,138	3,080	2,944	3,013	2,797	3,010	2,814	2,581	2,778	2,795

Canadian Syncrude (MB/D)	16	19	23	26	21	23	21	27	23	23

Darwin, Australia LNG Sales (MMCF/D)	136	305	411	382	310	388	449	347	348	383

INTERNATIONAL E&P (continued)

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Average Realized Prices
Crude Oil and Condensate ($/bbl)
Consolidated
Norway	61.36	68.64	68.48	60.07	64.61	57.36	67.50	75.54	88.75	72.04
United Kingdom	59.13	65.32	64.67	58.71	62.08	55.52	66.99	72.98	86.26	71.01
Canada	44.28	60.86	61.00	49.28	54.25	48.70	58.42	67.75	73.08	61.77
China	57.90	66.68	64.68	51.06	60.00	54.93	66.39	71.79	85.51	67.69
Indonesia	57.94	58.15	62.69	52.21	57.80	54.66	65.46	72.46	89.26	69.99
Vietnam	62.34	68.53	71.35	56.77	64.75	57.88	67.03	75.14	89.64	72.54
Timor Sea	60.37	66.98	66.84	57.27	63.21	59.15	73.51	71.20	83.95	71.50
Libya	-	68.07	67.75	58.19	65.11	56.19	67.39	73.88	88.11	72.02
Other	62.95	69.20	70.39	60.92	65.85	55.73	67.71	74.48	87.54	69.76
Equity affiliates
Canada	-	-	-	-	-	32.46	32.46	38.48	46.90	37.94
Russia	40.86	46.87	48.29	36.86	43.20	37.92	50.25	55.84	63.05	52.29
Venezuela	43.71	53.03	46.78	42.48	46.40	42.54	51.54	-	-	47.46
Total	55.92	64.50	63.73	55.00	59.92	53.12	62.02	70.75	83.94	66.44

Natural Gas Liquids ($/bbl)
Norway	42.55	40.99	43.91	39.46	41.61	38.82	45.72	46.77	56.25	48.36
United Kingdom	35.39	34.87	38.51	22.38	31.29	34.93	39.34	36.91	52.79	41.78
Canada	46.21	46.73	46.16	43.87	45.62	41.15	46.82	51.77	66.27	50.85
Timor Sea	46.68	41.35	45.63	41.62	43.95	44.13	49.43	48.71	72.60	52.63
Other	8.11	8.09	8.11	8.25	8.15	8.32	29.42	34.00	42.30	31.17
Total	43.25	43.28	44.89	40.25	42.89	39.38	45.64	48.63	61.56	48.80

Natural Gas ($/mcf)
Consolidated
Norway	7.28	7.09	7.48	8.58	7.61	7.00	7.10	7.51	9.08	7.74
United Kingdom	8.81	6.84	7.08	8.52	7.85	8.14	7.23	6.69	9.19	7.92
Canada	6.28	5.47	5.43	5.91	5.67	6.38	6.60	5.13	6.20	6.09
China	-	1.90	4.11	2.80	2.87	2.64	2.74	2.78	3.37	2.85
Timor Sea	0.67	0.65	0.69	0.74	0.69	0.76	0.68	0.66	0.74	0.71
Indonesia	7.45	7.53	6.71	5.78	6.86	6.04	6.99	7.78	8.51	7.31
Vietnam	1.07	1.07	1.07	1.05	1.06	1.10	1.09	1.12	1.13	1.11
Libya	-	-	-	0.09	0.09	0.07	0.09	0.09	0.09	0.09
Other	0.82	2.57	2.04	2.02	1.98	2.71	2.53	2.41	3.43	2.75
Equity affiliates
Canada	-	-	-	-	-	-	-	-	-	-
Russia	-	-	-	-	-	-	-	-	-	-
Venezuela	0.23	0.36	0.32	0.32	0.30	0.29	0.30	-	-	0.30
Total	7.13	5.90	5.85	6.36	6.25	6.47	6.40	5.75	7.31	6.50

International Exploration Charges ($ Millions)
Dry Holes	11	12	10	75	108	49	38	4	36	127
Lease Impairments	11	18	24	22	75	43	16	8	18	85
Total Non-Cash Charges	22	30	34	97	183	92	54	12	54	212
Other (G&G and Lease Rentals)	60	85	76	126	347	88	86	87	110	371
Total International Exploration Charges	82	115	110	223	530	180	140	99	164	583

DD&A ($ Millions)	527	890	939	929	3,285	1,016	962	996	1,162	4,136

R&M

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

R&M Net Income ($ Millions)	390	1,708	1,464	919	4,481	1,136	2,358	1,307	1,122	5,923

United States ($ Millions)	297	1,433	1,444	741	3,915	896	1,879	873	967	4,615
International ($ Millions)	93	275	20	178	566	240	479	434	155	1,308

Market Indicators
U.S. East Coast Crack Spread ($/bbl)	7.52	15.21	10.54	7.86	10.28	11.81	22.57	11.73	8.47	13.64
U.S. Gulf Coast Crack Spread ($/bbl)	8.28	17.26	11.00	6.77	10.83	10.06	24.28	11.74	6.55	13.16
U.S. Group Central Crack Spread ($/bbl)	9.81	19.60	17.75	10.11	14.32	14.84	31.26	20.92	9.37	19.10
U.S. West Coast Crack Spread ($/bbl)	18.87	32.47	21.70	20.36	23.35	28.68	34.32	16.22	16.58	23.95
U.S. Weighted 3:2:1 Crack Spread ($/bbl)	10.56	20.39	14.86	10.49	14.07	15.30	27.56	14.74	9.65	16.81
NW Europe Crack Spread ($/bbl)	10.18	15.20	14.18	11.46	12.75	12.06	15.56	13.37	15.55	14.14
Singapore 3:1:2 Crack Spread ($/bbl)	10.58	19.30	15.13	11.03	14.01	14.06	17.94	14.80	17.13	15.98
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)	0.71	1.83	5.75	1.81	2.52	1.15	2.09	0.65	(0.43)	0.87

Realized Margins
Refining Margin ($/bbl)
U.S.	10.18	17.23	14.10	11.39	13.29	11.87	19.59	10.86	11.56	13.41
International	5.30	7.64	6.46	6.22	6.50	5.06	9.68	6.05	6.72	6.92
Marketing Margin ($/bbl)*
U.S.	0.12	0.48	2.92	1.34	1.23	1.31	2.36	2.20	1.43	1.83
International	6.07	6.67	11.17	9.50	8.38	7.08	7.68	9.49	7.69	7.92

DD&A ($ Millions)	239	253	246	266	1,004	191	196	194	203	784

Turnaround Expense ($ Millions)	163	115	42	94	414	75	58	27	80	240

Eastern U.S.
Crude Oil Charge Input (MB/D)	354	281	377	411	356	411	404	383	412	402
Total Charge Input (MB/D)	359	309	418	457	386	460	447	414	453	443
Crude Oil Capacity Utilization (%)	84%	66%	89%	97%	84%	97%	96%	91%	97%	95%
Clean Product Yield (%)	90%	87%	88%	90%	89%	89%	86%	86%	90%	88%

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)	529	681	730	737	670	744	709	736	712	726
Total Charge Input (MB/D)	587	777	822	812	750	823	790	829	794	810
Crude Oil Capacity Utilization (%)	72%	93%	100%	101%	91%	102%	97%	100%	97%	99%
Clean Product Yield (%)	74%	81%	83%	80%	80%	81%	81%	80%	82%	81%

Western U.S.
Crude Oil Charge Input (MB/D)	386	419	420	397	406	333	388	415	395	383
Total Charge Input (MB/D)	419	443	446	426	433	375	420	445	433	418
Crude Oil Capacity Utilization (%)	94%	101%	102%	96%	98%	81%	94%	100%	95%	92%
Clean Product Yield (%)	79%	81%	80%	79%	80%	79%	79%	80%	80%	80%

Central U.S. - Consolidated
Crude Oil Charge Input (MB/D)	571	619	600	583	593	185	170	166	175	174
Total Charge Input (MB/D)	613	663	638	621	634	188	175	170	179	178
Crude Oil Capacity Utilization (%)	89%	97%	94%	91%	93%	99%	91%	89%	94%	93%
Clean Product Yield (%)	84%	86%	85%	85%	85%	88%	93%	88%	92%	90%

Central U.S. - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	-	-	-	-	-	265	225	280	267	259
Total Charge Input (MB/D)	-	-	-	-	-	288	250	301	288	282
Crude Oil Capacity Utilization (%)	-	-	-	-	-	96%	81%	101%	96%	94%
Clean Product Yield (%)	-	-	-	-	-	82%	85%	83%	84%	84%

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)	1,840	2,000	2,127	2,128	2,025	1,938	1,896	1,980	1,961	1,944
Total Charge Input (MB/D)	1,978	2,192	2,324	2,316	2,203	2,134	2,082	2,159	2,147	2,131
Crude Oil Capacity Utilization (%)	83%	91%	96%	96%	92%	95%	93%	97%	96%	96%
Clean Product Yield (%)	81%	83%	84%	83%	83%	83%	83%	82%	84%	83%

Refined Products Production (MB/D)
Gasoline	890	1,031	1,084	1,061	1,017	962	957	959	978	964
Distillates	684	764	821	824	774	762	736	779	795	768
Other	414	403	429	440	422	428	394	439	392	414
Total	1,988	2,198	2,334	2,325	2,213	2,152	2,087	2,177	2,165	2,146

Petroleum Products Sales (MB/D)
Gasoline	1,258	1,300	1,369	1,416	1,336	1,258	1,300	1,212	1,207	1,244
Distillates	813	820	848	921	850	862	827	869	929	872
Other	517	555	519	535	531	480	503	439	309	432
Total	2,588	2,675	2,736	2,872	2,717	2,600	2,630	2,520	2,445	2,548
* Represents marketing sales price less product costs for all distribution channels other than commercial product supply.
** Represents a 50 percent and 85 percent interest in the Wood River and Borger refineries, respectively. These refineries were contributed to a business venture with EnCana, effective January 1, 2007.

R&M (continued)

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

International - Consolidated*
Crude Oil Charge Input (MB/D)	357	505	474	461	450	503	505	434	493	484
Total Charge Input (MB/D)	369	550	503	494	479	532	528	455	517	508
Crude Oil Capacity Utilization (%)	94%	92%	86%	83%	88%	91%	92%	79%	89%	88%
Clean Product Yield (%)	71%	64%	69%	72%	69%	68%	67%	71%	65%	68%

International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)	133	144	143	144	141	120	145	140	124	132
Total Charge Input (MB/D)	137	149	149	147	145	121	146	142	125	134
Crude Oil Capacity Utilization (%)	94%	102%	102%	102%	100%	83%	101%	104%	106%	98%
Clean Product Yield (%)	82%	82%	81%	80%	81%	77%	79%	81%	84%	80%

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)	490	649	617	605	591	623	650	574	617	616
Total Charge Input (MB/D)	506	699	652	641	624	653	674	597	642	642
Crude Oil Capacity Utilization (%)	94%	94%	89%	87%	91%	90%	93%	84%	92%	90%
Clean Product Yield (%)	74%	68%	72%	74%	72%	70%	69%	74%	69%	70%

Refined Products Production (MB/D)
Gasoline	142	165	165	172	161	160	159	160	160	160
Distillates	228	297	288	291	276	289	302	273	277	285
Other	130	233	190	170	181	195	203	160	196	188
Total	500	695	643	633	618	644	664	593	633	633

Petroleum Products Sales (MB/D)
Gasoline	197	225	204	186	203	176	186	161	173	174
Distillates	339	397	374	399	377	381	379	328	366	363
Other	159	249	171	135	179	156	174	140	171	160
Total	695	871	749	720	759	713	739	629	710	697

Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	2,330	2,649	2,744	2,733	2,616	2,561	2,546	2,554	2,578	2,560
Total Charge Input (MB/D)	2,484	2,891	2,976	2,957	2,827	2,787	2,756	2,756	2,789	2,773
Crude Oil Capacity Utilization (%)	85%	91%	95%	94%	92%	94%	93%	94%	95%	94%
Clean Product Yield (%)	79%	80%	81%	81%	80%	80%	80%	80%	81%	80%

Refined Products Production (MB/D)
Gasoline	1,032	1,196	1,249	1,233	1,178	1,122	1,116	1,119	1,138	1,124
Distillates	912	1,061	1,109	1,115	1,050	1,051	1,038	1,052	1,072	1,053
Other	544	636	619	610	603	623	597	599	588	602
Total	2,488	2,893	2,977	2,958	2,831	2,796	2,751	2,770	2,798	2,779

Petroleum Products Sales (MB/D)
Gasoline	1,455	1,525	1,573	1,602	1,539	1,434	1,486	1,373	1,380	1,418
Distillates	1,152	1,217	1,222	1,320	1,227	1,243	1,206	1,197	1,295	1,235
Other	676	804	690	670	710	636	677	579	480	592
Total	3,283	3,546	3,485	3,592	3,476	3,313	3,369	3,149	3,155	3,245
* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1, 2006, our Wilhelmshaven refinery in Germany.
** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany, and 47 percent interest in a refinery in Melaka, Malaysia. Through August 31, 2007, represents a 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic. We sold our interest in the two Czech refineries effective September 1, 2007.

LUKOIL INVESTMENT

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
LUKOIL Investment
Net Income ($ Millions)	249	387	487	302	1,425	256	526	387	649	1,818

Upstream
Production*
Net crude oil production (MB/D)	306	346	388	397	360	393	427	390	395	401
Net natural gas production (MMCF/D)	98	343	288	247	244	309	278	249	188	256
BOE Total (MBOE/D)	322	403	436	438	401	445	473	432	426	444
* Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
Urals crude (CIF Mediterranean)	58.25	64.85	65.81	56.48	61.35	53.96	65.30	72.21	85.90	69.49

Downstream
Refinery Throughput*
Crude Processed (MB/D)	163	168	164	220	179	219	184	226	227	214
* Represents our estimated net share of LUKOIL's crude processed.

MIDSTREAM

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream Net Income ($ Millions)	110	108	169	89	476	85	102	104	162	453

U.S. Equity Affiliate ($ Millions)*	93	91	128	73	385	50	76	90	120	336

Natural Gas Liquids Extracted (MB/D)
Consolidated
United States	23	22	23	21	22	15	23	26	24	22
International	-	-	-	-	-	-	-	-	-	-
Equity Affiliates
United States*	178	183	180	181	181	174	181	182	189	181
International	6	6	7	7	6	8	7	8	8	8
Total	207	211	210	209	209	197	211	216	221	211
* Represents 50 percent interest in DCP Midstream.

Natural Gas Liquids Fractionated (MB/D)
United States*	141	125	124	136	131	161	163	155	160	160
International	11	14	14	12	13	13	13	13	13	13
Total	152	139	138	148	144	174	176	168	173	173
* Excludes DCP Midstream.

Product Prices
Weighted Average NGL ($/bbl)*
Consolidated	37.64	41.73	44.10	37.41	40.22	37.73	45.19	48.62	60.19	47.93
DCP Midstream	37.29	41.18	43.00	36.34	39.45	36.55	44.30	47.73	58.60	46.80
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

DD&A ($ Millions)	7	8	7	7	29	4	3	4	3	14

CHEMICALS

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Chemicals
Net Income (Loss) ($ Millions)	149	103	142	98	492	82	68	110	99	359

Industry Margins (Cents/Lb)*
Ethylene industry cash margin	20.5	14.3	17.0	16.0	17.0	11.1	10.8	11.5	9.7	10.8
HDPE industry contract sales margin	15.9	14.0	13.9	11.9	13.9	13.5	14.6	14.8	13.6	14.1
Styrene industry contract sales margin	12.5	11.9	11.3	11.5	11.8	11.1	11.6	11.5	10.7	11.2

* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.

EMERGING BUSINESSES

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Emerging Businesses
Net Income (Loss) ($ Millions)	8	(12)	11	8	15	(1)	(12)	3	2	(8)

Detail of Net Income (Loss) ($ Millions)
Power	31	3	26	22	82	13	(1)	21	20	53
Other	(23)	(15)	(15)	(14)	(67)	(14)	(11)	(18)	(18)	(61)
Total	8	(12)	11	8	15	(1)	(12)	3	2	(8)

CORPORATE AND OTHER

			2006					2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Corporate and Other
Net Income (Loss) ($ Millions)	(168)	(412)	(301)	(306)	(1,187)	(341)	(337)	(320)	(271)	(1,269)

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(93)	(267)	(242)	(268)	(870)	(244)	(224)	(195)	(157)	(820)
Corporate overhead	(26)	(39)	(35)	(33)	(133)	(23)	(54)	(49)	(50)	(176)
Acquisition-related expenses	(5)	(39)	(32)	(22)	(98)	(13)	(16)	(11)	(4)	(44)
Other	(44)	(67)	8	17	(86)	(61)	(43)	(65)	(60)	(229)
Total	(168)	(412)	(301)	(306)	(1,187)	(341)	(337)	(320)	(271)	(1,269)

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(226)	(468)	(417)	(434)	(1,545)	(395)	(411)	(485)	(340)	(1,631)
Capitalized interest	111	107	110	130	458	135	139	141	150	565
Interest revenue	30	35	38	2	105	31	24	153	38	246
Premium on early debt retirement	-	-	-	-	-	(17)	-	-	-	(17)
	(85)	(326)	(269)	(302)	(982)	(246)	(248)	(191)	(152)	(837)

Debt
Total Debt ($ Millions)	32,193	29,510	27,807	27,134	27,134	23,668	22,812	21,876	21,687	21,687
Debt-to-Capital Ratio	30%	27%	25%	24%	24%	22%	21%	20%	19%	19%